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                                EXHIBIT (5)(a)

                              FORM OF APPLICATION




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Application for variable annuity
Issued by: PFL Insurance Company ("PFL Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the application and a check: PFL Life Insurance Company. Attn: Variable Annuity Dept
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1. OWNER
-------------------

If no annuitant is specified in #2, the Owner will be the Annuitant.

In the event the owner is a trust, please provide verification of trustees.

Name:                                                                   Phone No:
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
Address:                                    City:                        State:              Zip:
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[_] Male    [_] Female   SS# / TIN [_][_][_]-[_][_]-[_][_][_][_]    Birthdate [_][_]/[_][_]/[_][_][_][_]
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JOINT OWNER(S)
-------------------

Name:                                                                   Phone No:
--------------------------------------------------------------------------------------------------------

Address:                                    City:                        State:              Zip:
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[_] Male    [_] Female   SS# / TIN [_][_][_]-[_][_]-[_][_][_][_]    Birthdate [_][_]/[_][_]/[_][_][_][_]
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2. ANNUITANT
-------------------

Complete only if different from Owner.

Name:                                                 Relationship to Owner:
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Address:                                    City:                        State:              Zip:
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[_] Male    [_] Female   SS# / TIN [_][_][_]-[_][_]-[_][_][_][_]    Birthdate [_][_]/[_][_]/[_][_][_][_]
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BENEFICIARY(IES)
-------------------

Primary:                                Relationship to Annuitant:                                      %
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Primary:                                Relationship to Annuitant:                                      %
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Contingent:                             Relationship to Annuitant:                                      %
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Contingent:                             Relationship to Annuitant:                                      %
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4. TELEPHONE
TRANSFERS
-------------------

Following is authorized to make telephone transfer requests (check one only):
[_] Owner(s) only, or
[_] Owner(s) and Owner's Registered Representative (Print Rep Name) _____________________________________
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5. ALLOCATION
OF PREMIUM
PAYMENTS
-------------------

-------------------
Initial Premium
$
-------------------

Make check payable to PFL Life Insurance Company.
Type of Annuity;
[_] Non-qualified
Qualified Types:
Also complete section 6.
[_] IRA
[_] Roth IRA
[_] SEP/IRA
[_] 403(b)
[_] Keogh
[_] Roth Conversion
[_] Other _________________
___________________________
___________________________

Please check selected funds and fixed accounts. The initial premium will be allocated as selected here.
If Dollar Cost Averaging, see section 7 on reverse side.
VARIABLE OPTIONS:
[_] VIP Growth                   0%      [_]   STI Investment Grade Bond            0%
                          ---------                                          ---------
[_] VIP Equity Income            0%      [_]   STI Mid-Cap Equity                   0%
                          ---------                                          ---------
[_] VIP High Income              0%      [_]   STI Quality Growth Stock             0%
                          ---------                                          ---------
[_] VIP Money Market             0%      [_]   STI Small-Cap value Equity           0%
                          ---------                                          ---------
[_] VIP II Contrafund            0%      [_]   STI Value Income Stock               0%
                          ---------                                          ---------
[_] VIP II Index 500             0%      [_]   WRL Goldman Sachs Small Cap          0%
                          ---------                                          ---------
[_] VIP III Mid Cap              0%      [_]   WRL Janus Global                     0%
                          ---------                                          ---------
[_] MFS Bond Series              0%      [_]   WRL Janus Growth                     0%
                          ---------                                          ---------
[_] MFS Capital
    Opportunities Series         0%      [_]   WRL VKAM Emerging Growth             0%
                          ---------                                          ---------
[_] MFS Growth Series            0%      _________________________________          0%
                          ---------                                          ---------
[_] MFS New Discovery
    Series                       0%      _________________________________          0%
                          ---------                                          ---------
[_] MFS Utilities Series         0%      _________________________________          0%
                          ---------                                          ---------
[_] Oppenheimer Capital
     Appreciation Fund/VA        0%      FIXED OPTIONS:
                          ---------
[_] Oppenheimer Global                   [_] Dollar cost averaging
     Securities Fund/VA          0%          (must complete section 7.)             0%
[_] Oppenheimer Main                                                         ---------
    Street Growth &                      [_] 1 Year Guarantee Period                0%
    Income Fund/VA               0%                                          ---------
                          ---------      [_] 3 Year Guarantee Period                0%
[_] Oppenheimer Multiple                                                     ---------
     Strategies Fund/VA          0%      [_] 5 Year Guarantee Period                0%
                          ---------                                          ---------
[_] Oppenheimer Strategic                [_] 7 Year Guarantee Period                0%
     Bond Fund/VA                0%                                          ---------
                          ---------      Total Variable and Fixed                 100%
[_] STI Capital                                                              ---------
    Appreciation                 0%
                          ---------
[_] STI Growth & Income          0%
                          ---------
[_] STI International
    Equity                       0%
                          ---------
 . Policy values, when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.
 . When funds are allocated to Fixed Account Guarantee Periods, policy values under policy may increase or decrease in accordance with Excess Interest Adjustment prior to the end of the Guarantee Period.
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
6. QUALIFIED PLAN
INFORMATION
-------------------
IRA / SEP / ROTH
$__________________Contribution for tax year __________             [_][_]/[_][_]/[_][_][_][_] Date first established
                                                                                                or date of conversion
$__________________ Trustee to Trustee Transfer

$__________________ Rollover from [_] IRA    [_] 403(b) [_] Pension  $ _______________  Portion previously taxed

                     [_] Other ____________________________________
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7. DOLLAR COST
AVERAGING
PROGRAM
--------------------
Authorized by Owner signature in Section 11.

Transfer Frequency:
DCA Program Options
[_] 6 month program
[_] 12 month program
Number of transfers _________

Other Frequency Options
[_] Monthly (6 min, 24 max)
[_] Quarterly (4 min, 8 max)

Transfer to (indicate investment option and percentage):

--------------- -------.0%     --------------- -------.0%
--------------- -------.0%     --------------- -------.0%
--------------- -------.0%     --------------- -------.0%
--------------- -------.0%     --------------- -------.0%
--------------- -------.0%     --------------- -------.0%
--------------- -------.0%     --------------- -------.0%
                                              Total: 100%

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8. OTHER
--------------------
Please complete.

Family Income Protector Option:

[_] No  [_] Yes (Available at an additional cost, see prospectus)

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9. MINIMUM
DEATH BENEFIT
--------------------
Select One.

Your selection cannot be changed after the policy has been issued. If no option is specified, Option A will apply.

[_] Option A - Return of Premium Death Benefit. Annual Mortality and Expense
    (M&E) Risk Fee and Administrative Charge is 1.25%.
[_] Option B - 5% Annually Compounding Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk Fee and Administrative Charge is 1.40%.
[_] Option C - Annual Step-Up Death Benefit. Maximum Annuitant issue age of 80:
    Annual M&E Risk Fee and Administrative Charge is 1.40%.

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10. REPLACEMENT
INFORMATION
--------------------
Will this annuity replace or change any existing annuity or life insurance?
[_] No  [_] Yes (If Yes, complete the following)

Company:                            Policy No.:
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11. SIGNATURE(S)
OF AUTHORIZATION
ACCEPTANCE
--------------------
 . Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on a good faith belief that no such interest exists and will assume no responsibility for inquiry.

 . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

 . I (we) am in receipt of a current prospectus for this variable annuity.

 . This application is subject to acceptance by PFL Life. If this application is rejected for any reason, PFL Life will be liable only for return of premiums paid.

[_] Check here if you want to be sent a copy of Statement of Additional
    Information.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR
MY NEEDS.

Signed at     City:                  State:                   Date:
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Owner(s):                                 Annuitant (if not Owner):
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12. AGENT
INFORMATION
-------------------
Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?  [_] No  [_] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY
IS SUITABLE FOR HIS/HER NEEDS.

Registered Representative/
Licensed Agent Name (please print):               Signature:
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Phone No.:          SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]  [_]A  [_]B  [_]C
--------------------

PFL Life Agent #:
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Firm Name:
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Firm Address:
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